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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2001


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                               OCEAN ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                  1-8094           74-1764876
       (State or other jurisdiction                       (I.R.S. Employer
     of incorporation or organization)                   Identification No.)


          1001 FANNIN, SUITE 1600
              HOUSTON, TEXAS                                 77002-6714
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 265-6000


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Item 5.  Other Events

         On May 9, 2001, Ocean Energy, Inc., a Texas corporation ("OEI-Texas"), completed its reincorporation from the State of Texas to the State of Delaware through a merger (the "Merger") effected in accordance with the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement") between OEI-Texas and Ocean Energy, Inc., a Delaware corporation and wholly-owned subsidiary of OEI-Texas ("OEI-Delaware"). The Merger Agreement, including the Merger resulting in the reincorporation, was approved by the shareholders of OEI-Texas at its annual meeting of shareholders held on May 9, 2001. The Merger Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

         Pursuant to the Merger Agreement, OEI-Texas was merged with and into OEI-Delaware, with OEI-Delaware continuing its corporate existence under the laws of the State of Delaware. By operation of law, OEI-Delaware assumed all of the assets and liabilities of OEI-Texas existing as of the effective time of the Merger. In connection with the Merger, the board of directors and officers of OEI-Texas became the board of directors and officers of OEI-Delaware. Pursuant to the Merger Agreement, (i) each share of common stock, par value $.10, (including associated preferred share purchase rights) of OEI-Texas issued and outstanding immediately prior to the Merger, was automatically converted into one fully paid and nonassessable share of common stock, par value $.10, (including associated preferred share purchase rights) of OEI-Delaware and (ii) each share of Series C Convertible Preferred Stock, par value $1.00, of OEI-Texas issued and outstanding immediately prior to the Merger, was automatically converted into one fully paid and nonassessable share of Series B Convertible Preferred Stock, par value $1.00, of OEI-Delaware, having substantially identical terms as the Series C Convertible Preferred Stock of OEI-Texas. In addition, each stock option of OEI-Texas issued and outstanding immediately prior to the Merger was automatically converted into an option to purchase, on the same terms and conditions as were applicable under the OEI-Texas option, the same number and class of shares of OEI-Delaware's capital stock.

         On May 9, 2001, OEI-Texas, OEI-Delaware and Fleet National Bank (the "Rights Agent") entered into Amendment No. 5 (the "Amendment") to the Amended and Restated Rights Agreement, dated as of March 17, 1989, as amended and restated as of December 12, 1997, as amended to date, between OEI-Texas and the Rights Agent (the "Rights Agreement"), to extend the "Final Expiration Date" (as defined therein) from May 21, 2001 to May 21, 2003. In addition, pursuant to the Amendment, OEI-Delaware agreed to assume the Rights Agreement and was substituted for OEI-Texas for all purposes thereunder. The Amendment is filed herewith as Exhibit 4.1 and incorporated herein by reference.

         The common stock and preferred share purchase rights of OEI-Delaware are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on the same basis and in the same manner that the shares of common stock and preferred share purchase rights of OEI-Texas were so registered, pursuant to Rule 12g-3(a) and (f) thereunder. The common stock of OEI-Delaware, like the common stock of OEI-Texas, will continue trading on the New York Stock Exchange under the symbol "OEI."



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         *2.1 Agreement and Plan of Merger, dated March 30, 2001, by and between Ocean Energy, Inc., a Texas corporation, and Ocean Energy, Inc., a Delaware corporation.

         *4.1 Certificate of Incorporation of Ocean Energy, Inc., a Delaware corporation.

         *4.2     Bylaws of Ocean Energy, Inc., a Delaware corporation.

         *4.3 Certificate of Designations relating to Series B Convertible Preferred Stock of Ocean Energy, Inc., a Delaware corporation.

         *4.4 Amendment No. 5 to the Rights Agreement, dated as of May 9, 2001, by and between Ocean Energy, Inc., a Texas corporation, Ocean Energy, Inc., a Delaware corporation, and Fleet National Bank (f/k/a BankBoston, N.A.), including form of Certificate of Designations relating to Series A Junior Participating Preferred Stock (filed as Exhibit A to Amendment No. 5).

         *4.5 Specimen common stock certificate of Ocean Energy, Inc., a Delaware corporation.

         *99.1 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and Wells Fargo Bank Minnesota, National Association, as successor to Norwest Bank Minnesota, National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 7 5/8% Senior Notes due 2005.

         *99.2 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and Wells Fargo Bank Minnesota, National Association, as successor to Norwest Bank Minnesota, National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 8 1/4% Senior Notes due 2018.

         *99.3 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Indenture, dated May 15, 1993, relating to the 7 7/8% Senior Notes due 2003.

         *99.4 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Indenture, dated as of September 1, 1997, relating to the 7 1/2% Senior Notes due 2027.

         *99.5 Third Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and State Street Bank and Trust Company, as trustee, to the Indenture, dated as of July 2, 1997, relating to the 8 7/8% Senior Subordinated Notes due 2007.

         *99.6 Fourth Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc., a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and State Street Bank and Trust Company, as successor-in-interest to Fleet National Bank, as trustee, to the Indenture, dated September 26, 1996, relating to the 9 3/4% Senior Subordinated Notes due 2006.

         *99.7 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and U.S. Bank Trust National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 8 3/8% Senior Subordinated Notes due 2008.

         *99.8 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, as issuer, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Subordinated


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                  Indenture, dated as of July 15, 1993, relating to the
                  8 5/8% Senior Notes due 2005.

         *99.9    Ocean Energy, Inc. 2001 Long-Term Incentive Plan.

         *99.10 Ratification by Ocean Energy, Inc., a Delaware corporation, of that certain Revolving Credit Agreement, dated March 31, 1999, by and among Ocean Energy, Inc., a Texas corporation, and the other parties thereto.
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* filed herewith


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         OCEAN ENERGY, INC.



                                        By: /s/ Robert K. Reeves
                                           -------------------------------------
                                            Robert K. Reeves
                                            Executive Vice President, General
                                            Counsel and Secretary

         Dated:  May 11, 2001



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                                  EXHIBIT INDEX


      EXHIBIT NO.                  DESCRIPTION
      ----------                   -----------
         *2.1 Agreement and Plan of Merger, dated March 30, 2001, by and between Ocean Energy, Inc., a Texas corporation, and Ocean Energy, Inc., a Delaware corporation.

         *4.1 Certificate of Incorporation of Ocean Energy, Inc., a Delaware corporation.

         *4.2     Bylaws of Ocean Energy, Inc., a Delaware corporation.

         *4.3 Certificate of Designations relating to Series B Convertible Preferred Stock of Ocean Energy, Inc., a Delaware corporation.

         *4.4 Amendment No. 5 to the Rights Agreement, dated as of May 9, 2001, by and between Ocean Energy, Inc., a Texas corporation, Ocean Energy, Inc., a Delaware corporation, and Fleet National Bank (f/k/a BankBoston, N.A.), including form of Certificate of Designations relating to Series A Junior Participating Preferred Stock (filed as Exhibit A to Amendment No. 5).

         *4.5 Specimen common stock certificate of Ocean Energy, Inc., a Delaware corporation.

         *99.1 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and Wells Fargo Bank Minnesota, National Association, as successor to Norwest Bank Minnesota, National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 7 5/8% Senior Notes due 2005.

         *99.2 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and Wells Fargo Bank Minnesota, National Association, as successor to Norwest Bank Minnesota, National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 8 1/4% Senior Notes due 2018.

         *99.3 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Indenture, dated May 15, 1993, relating to the 7 7/8% Senior Notes due 2003.

         *99.4 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Indenture, dated as of September 1, 1997, relating to the 7 1/2% Senior Notes due 2027.

         *99.5 Third Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and State Street Bank and Trust Company, as trustee, to the Indenture, dated as of July 2, 1997, relating to the 8 7/8% Senior Subordinated Notes due 2007.

         *99.6 Fourth Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc., a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and State Street Bank and Trust Company, as successor-in-interest to Fleet National Bank, as trustee, to the Indenture, dated September 26, 1996, relating to the 9 3/4% Senior Subordinated Notes due 2006.

         *99.7 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and U.S. Bank Trust National Association, as trustee, to the Indenture, dated July 8, 1998, relating to the 8 3/8% Senior Subordinated Notes due 2008.

         *99.8 Second Supplemental Indenture, dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation, as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation, as issuer, Ocean Energy, Inc., a Louisiana corporation, as subsidiary guarantor, and The Bank of New York, a New York banking corporation, as trustee, to the Senior Subordinated

                  Indenture, dated as of July 15, 1993, relating to the 8 5/8% Senior Notes due 2005.

         *99.9    Ocean Energy, Inc. 2001 Long-Term Incentive Plan.

         *99.10 Ratification by Ocean Energy, Inc., a Delaware corporation, of that certain Revolving Credit Agreement, dated March 31, 1999, by and among Ocean Energy, Inc., a Texas corporation, and the other parties thereto.

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* filed herewith